Exhibit 20.1


OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                      Jan-01

                             Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------
Beginning                                                               Ending         Scheduled                   Scheduled
Principal       Scheduled     Prepaid      Liquidated   Pre-Funding     Principal        Gross       Servicing     Pass Thru
Balance         Principal     Principal     Principal                   Balance        Interest        Fee         Interest
--------------------------------------------------------------------------------------------------------------------------------
157,458,517.17  (157,251.90)  (3,019,028.03) (72,005.11) 52,002,312.84  206,212,544.97  2,145,024.93   172,220.41  1,972,804.52
===============================================================================================================================

                                       Amount
      Liquidation      Reserve         Available for
      Proceeds         Fund Draw       Distribution
----------------------------------------------------------
     48,907.09         0.00             5,370,399.11
==========================================================

                           Pre-Funding Account
---------------------------------------------------------------------------------------------------
Beginning Principal       Principal          To             Distribution To      Ending Principal
Balance                   Deposit            Seller         Certificate Holder   Balance
---------------------------------------------------------------------------------------------------
 52,002,500.00               0.00         52,002,312.84     187.16                   0.00
===================================================================================================


                                          Certificate Account
 ---------------------------------------------------------------------------------------------------------------------------------
    Beginning                     Deposits                                         Investment              Ending
     Balance            Principal         Interest         Distributions            Interest               Balance
 ---------------------------------------------------------------------------------------------------------------------------------
    1,905,782.91       3,005,939.01       4,561,797.70     (6,641,980.92)              8,202.98           2,839,741.68
 =================================================================================================================================

                               P&I Advances at Distribution Date
  ----------------------------------------------------------------------------------
         Beginning              Recovered            Current            Ending
          Balance               Advances             Advances           Balance
  ----------------------------------------------------------------------------------
     384,455.90            384,455.90               397,528.20        397,528.20
  ==================================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:  January-01


Class B Crossover Test                                                                       Test Met?
--------------------------------------------------------------------                     ---------------
(a) Remittance date on or after July 2005                                                      N

(b) Average 60 day Delinquency rate <=               5.5%                                   #DIV/0!


(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                 July 2005 - Dec. 2006               7%                                        N
                 Jan. 2007 - Dec. 2007               8%                                        N
                 Jan. 2008 - June 2009               9.5%                                      N
                 July 2009 and After                 10.5%                                     N

(e) Current realized loss ratio <=                   3.00%                                     Y

(f) Does subordinated cert. percentage equal or
     exceed                                          55.970%
     of stated scheduled pool balance

                 Beginning M balances                                      34,310,000.00

                 Beginning B balances                                      21,444,000.00

                 Overcollateralization                                      6,679,790.53
                                                                    ---------------------
                                                                           62,433,790.53
                 Divided by beginning pool
                 balance                                                  214,445,098.09
                                                                    ---------------------
                                                                                 29.114%       N
                                                                    =====================
 Average 60 day delinquency ratio:


                             Over 60s           Pool Balance               %
                        -------------------------------------------------------------
 Current Mo                   2,368,784.30          206,212,544.97       1.15%
 1st Preceding Mo               439,916.27          157,458,517.17       0.28%
 2nd Preceding Mo                     0.00                    0.00      #DIV/0!
                                                        Divided by         3
                                                                   ------------------
                                                                        #DIV/0!
                                                                   ==================

    Cumulative loss ratio:

                            Cumulative losses               23,098.02
                                              ------------------------
    Divided by Initial Certificate Principal           214,445,098.09      0.011%
                                                                      ==================

    Current realized loss ratio:

                           Liquidation                 Pool

                                 Losses               Balance
                           -------------------------------------------
    Current Mo                      23,098.02          157,458,517.17
    1st Preceding Mo                     0.00          162,442,598.09
    2nd Preceding Mo                     0.00                    0.00
                           -------------------------------------------
                                    23,098.02          106,633,705.09
                                                                           0.087%
                                                                      ==================



OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Jan-01



                                                                     Delinquency Analysis

                                            31 to 59 days         60 to 89 days         90 days and Over   Total Delinq.
                No. of    Principal             Principal           Principal                Principal            Principal
                Loans     Balance          #    Balance        #    Balance           #      Balance        #      Balance
                -------------------------------------------------------------------------------------------------------------------
Excluding Repos   4,752  205,716,839.96    144   5,344,739.70   53    1,851,103.42    6     230,004.04      203     7,425,847.16

          Repos      12      495,705.01      4     157,894.22    6      255,711.56    1      31,965.28       11       445,571.06
                -------------------------------------------------------------------------------------------------------------------

          Total   4,764  206,212,544.97    148   5,502,633.92   59    2,106,814.98    7     261,969.32      214     7,871,418.22
                ===================================================================================================================

                                                                                                            4.5%          3.82%
                                                                                                 ==================================

                                                                  Repossession Analysis
                            Active Repos                   Reversal             Current Month
                             Outstanding                 (Redemption)              Repos             Cumulative Repos
                             Principal                     Principal              Principal                 Principal
                    #         Balance           #           Balance      #        Balance            #      Balance
                -------------------------------------------------------------------------------------------------------------
Excluding Repos     12        495,705.01        0             0.00      11         464,255.01     12          495,705.01

          Repos

          Total

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Jan-01

REPOSSESSION LIQUIDATION REPORT



                             Liquidated                                                        Net
     Account    Customer     Principal       Sales     Insur.      Total     Repossession   Liquidation     Unrecov.
      Number     Name        Balance       Proceeds    Refunds    Proceeds    Expenses      Proceeds       Advances
-----------------------------------------------------------------------------------------------------------------------
*2272920     JACK A WHITE    72,005.11      0.00    50,000.00   50,000.00     0.00          50,000.00        1,092.91
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                                                                     0.00                        0.00
                             ------------------------------------------------------------------------------------------
                             72,005.11    0.00   50,000.00      50,000.00         0.00      50,000.00    1,092.91
                             ==========================================================================================
       *Chargeoff



                                               Net            Current
     Account    Customer      FHA Insurance  Pass Thru       Period Net     Cumulative
      Number     Name          Coverage      Proceeds       Gain/(Loss)      Gain/(Loss)
------------------------------------------------------------------------------------------
*2272920     JACK A WHITE         0.00    48,907.09           (23,098.02)
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                            ---------------------------------------------------------------
                                  0.00    48,907.09           (23,098.02)        (23,098.02)
                            ===============================================================
       *Chargeoff





OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                  Jan-01

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL

                                                                Beginning        Beginning
Senior                              Original Certificate       Certificate   Principal Shortfall  Current Principal   Current
Certificates                               Balance               Balance         Carry-Over            Due        Principal Paid
----------------------------------------------------------------------------------------------------------------------------------
A-1                                         50,000,000.00      44,771,226.64        0.00         3,248,472.20     3,248,472.20

A-2                                         41,440,000.00      41,440,000.00        0.00                 0.00             0.00

A-3                                         20,650,000.00      20,650,000.00        0.00                 0.00             0.00

A-4                                         40,166,000.00      40,166,000.00        0.00                 0.00             0.00



                                    ----------------------------------------------------------------------------------------------
Total Certificate Principal Bal.           152,256,000.00     147,027,226.64        0.00         3,248,472.20     3,248,472.20
                                    ==============================================================================================


                                                            Accelerated
                                    Ending Principal         Principal            Ending                            Principal Paid
Senior                              Shortfall Carry-        Distribution       Certificate                            Per $1,000
Certificates                              Over                 Amount            Balance              Pool Factor    Denomination
-------------------------------------------------------    -------------------------------------
A-1                                     0.00                    701,953.73        40,820,800.71          81.64160%       79.00852

A-2                                     0.00                          0.00        41,440,000.00         100.00000%        0.00000

A-3                                     0.00                          0.00        20,650,000.00         100.00000%        0.00000

A-4                                     0.00                          0.00        40,166,000.00         100.00000%        0.00000



                                    ---------              -------------------------------------
Total Certificate Principal Bal.        0.00                    701,953.73       143,076,800.71
                                    =========              =====================================




                                                                          Beginning       Beginning
Subordinate                                         Original Certificate  Certificate     Principal Shortfall    Current Principal
Certificates                                        Balance               Balance         Carry-Over             Due
                                                  ---------------------------------------------------------------------------------

M-1                                                18,225,000.00         18,225,000.00      0.00                 0.00
M-1 Outstanding Writedown                                                         0.00

M-2                                                16,085,000.00         16,085,000.00      0.00                 0.00
M-2 Outstanding Writedown                                                         0.00

B-1                                                10,722,000.00         10,722,000.00      0.00                 0.00
B-1 Outstanding Writedown                                                         0.00

B-2                                                10,722,000.00         10,722,000.00      0.00                 0.00
B-2 Outstanding Writedown                                                         0.00

Excess Asset Principal Balance                      6,435,098.09          6,679,790.53
                                                  ---------------------------------------------------------------------------------

Total Excluding Writedown Balances                 62,189,098.09         62,433,790.53      0.00                (0.00)
                                                  =================================================================================

All Certificates Excluding Writedown Balances     214,445,098.09        209,461,017.17      0.00         3,248,472.20
                                                  =================================================================================

                                                                                                                Accelerated
                                                                      Ending Principal     Current              Principal
Subordinate                                        Current            Shortfall Carry-     Writedown/           Distribution
Certificates                                       Principal Paid     Over                 (Writeup)            Amount
                                               --------------------------------------------------------------------------------

M-1                                                   0.00              0.00
M-1 Outstanding Writedown                                                                  0.00

M-2                                                   0.00              0.00
M-2 Outstanding Writedown                                                                  0.00

B-1                                                   0.00              0.00
B-1 Outstanding Writedown                                                                  0.00

B-2                                                   0.00              0.00
B-2 Outstanding Writedown

Excess Asset Principal Balance                                                                             (701,953.73)
                                               --------------------------------------------------------------------------------

Total Excluding Writedown Balances                   (0.00)             0.00               0.00            (701,953.73)
                                               ================================================================================

All Certificates Excluding Writedown Balances     3,248,472.20          0.00               0.00                   0.00
                                               ================================================================================



                                                      Ending                                  Principal Paid
Subordinate                                           Certificate                              Per $1,000
Certificates                                          Balance             Pool Factor          Denomination
                                               ------------------

M-1                                                18,225,000.00           100.00000%           0.00000
M-1 Outstanding Writedown                                   0.00

M-2                                                16,085,000.00           100.00000%           0.00000
M-2 Outstanding Writedown                                   0.00

B-1                                                10,722,000.00           100.00000%           0.00000
B-1 Outstanding Writedown                                   0.00

B-2                                                10,722,000.00           100.00000%          (0.00000)
B-2 Outstanding Writedown                                   0.00

Excess Asset Principal Balance                      7,381,744.26
                                               ------------------

Total Excluding Writedown Balances                 63,135,744.26
                                               ==================

All Certificates Excluding Writedown Balances     206,212,544.97
                                               ==================





OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH  Jan-01

CERTIFICATE INTEREST ANALYSIS

                                                                                       Current
                          Pass         Beginning Carry-                              Carry-Over                           Ending
Senior                   Through         Over Priority        Current Priority    Priority Interest                     Carry-Over
Certificates              Rate         Interest Balance       Interest Accrual         Accrual              Paid          Balance
                      ------------------------------------------------------------------------------------------------------------

A-1                         6.7000%           0.00            249,972.68              0.00           249,972.68            0.00

A-2                         6.7400%           0.00            232,754.67              0.00           232,754.67            0.00

A-3                         6.9900%           0.00            120,286.25              0.00           120,286.25            0.00

A-4                         7.4000%           0.00            247,690.33              0.00           247,690.33            0.00


                                    --------------------------------------------------------------------------------------------

Total                                         0.00            850,703.93              0.00           850,703.93            0.00
                                    ============================================================================================




                                   Interest
                                    Paid Per
Senior                                1000             Total Class
Certificates                      Denomination        Distribution
                              ------------------------------------

A-1                               4.99945        4,200,398.61

A-2                               5.61667          232,754.67

A-3                               5.82500          120,286.25

A-4                               6.16667          247,690.33


                                          --------------------

Total                                            4,801,129.86
                                          ====================





                                                                                       Current
                          Pass         Beginning Carry-                              Carry-Over
Subordinate              Through         Over Priority        Current Priority    Priority Interest  Priority Interest
Certificates              Rate         Interest Balance       Interest Accrued         Accrued              Paid
                      -----------------------------------------------------------------------------------------------------
M-1                         8.0700%                    0.00            122,563.13       0.00           122,563.13

M-2                         8.8100%                    0.00            118,090.71       0.00           118,090.71

B-1                         9.5000%                    0.00             84,882.50       0.00            84,882.50

B-2                         7.5000%                    0.00             67,012.50       0.00            67,012.50

X                                                244,692.44            725,051.75       0.00                 0.00

R                                                      0.00                  0.00       0.00                 0.00

Service Fee                 1.0000%                    0.00            172,220.41       0.00           172,220.41

Current Trustee Fees                                                     4,500.00                        4,500.00

Total                                            244,692.44          1,294,321.00       0.00           569,269.25
                                    =======================================================================================

 All Certificates                                244,692.44          2,145,024.93       0.00         1,419,973.18
                                    =======================================================================================




                                Ending               Beginning                         Current
                              Carry-Over            Carry-Over       Current         Carry-Over
Subordinate                Priority Interest         Writedown      Writedown         Writedown      Writedown
Certificates                    Balance            Int. Balance    Int. Accrued     Int. Accrued   Interest Paid
                      -------------------------------------------------------------------------------------------------
M-1                                0.00                  0.00

M-2                                0.00                  0.00

B-1                                0.00                  0.00

B-2                                0.00                  0.00

X                            969,744.19

R                                  0.00

Service Fee                        0.00

Current Trustee Fees

Total                        969,744.19                  0.00            0.00             0.00            0.00
                       ===============================================================================================

 All Certificates            969,744.19                  0.00            0.00             0.00            0.00
                       ===============================================================================================




                          Ending             Interest
                        Carry-Over           Paid Per
Subordinate              Writedown             1000             Total Class
Certificates           Int. Balance        Denomination        Distribution
                      ----------------------------------------------------------
M-1                         0.00             6.72500          122,563.13

M-2                         0.00             7.34167          118,090.71

B-1                         0.00             7.91667           84,882.50

B-2                         0.00             6.25000           67,012.50

X                                                                   0.00

R                                                                   0.00

Service Fee                                                   172,220.41

Current Trustee Fees                                            4,500.00

Total                       0.00                              569,269.25
                      ===========                    ====================

 All Certificates           0.00                            5,370,399.11
                      ===========                    ====================


               Cumulative X Interest Shortfall                969,744.19
               Cumulative Accelerated Prin. Disb.            (946,646.17)
                                                     --------------------

               Cumulative Losses                               23,098.02
                                                     --==================